Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of The Heritage Organization, Inc. (the “Company”) on Form 10-QSB for the period ending November 30, 2005 (the “Report”), I, Vickie Walker, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1) The Report fully complies with the requirement of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and
2) The information contained in the Report fairly presents, in all material respects, the Company’s financial position and results of operations.
/s/ Vickie Walker
Chief Executive Officer and
Chief Financial Officer
August 1, 2006
End of Filing

Exhibit 32.1